UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	April 30, 2015

Date of reporting period:	January 31, 2015

Item 1. Schedule of Investments:

Putnam Capital Spectrum Fund

The fund's portfolio
1/31/15 (Unaudited)

COMMON STOCKS (67.9%)(a)
			Shares	Value

Aerospace and defense (6.0%)

General Dynamics Corp.			2,548,195	$339,445,056

Northrop Grumman Corp.			1,320,547	207,259,852

Raytheon Co.			615,073	61,538,054

				608,242,962
Airlines (6.4%)

American Airlines Group, Inc.			9,431,127	462,879,713

Japan Airlines Co., Ltd. (Japan)(UR)			5,454,400	183,107,637

				645,987,350
Banking (2.0%)

Citigroup, Inc.			3,988,000	187,236,600

Metro Bank PLC (acquired 1/15/14, cost $18,283,280) (Private) (United Kingdom)(F)(RES)(NON)			858,926	17,222,584

				204,459,184
Biotechnology (0.2%)

Aegerion Pharmaceuticals, Inc.(NON)(S)			879,700	20,426,634

				20,426,634
Cable television (16.9%)

DISH Network Corp. Class A(NON)			24,476,234	1,721,903,062

				1,721,903,062
Chemicals (0.8%)

W.R. Grace & Co.(NON)			926,856	80,339,878

				80,339,878
Commercial and consumer services (6.0%)

Ctrip.com International, Ltd. ADR (China)(NON)			360,200	17,129,311

Harbinger Group, Inc.(NON)			2,702,884	33,759,021

Priceline Group, Inc. (The)(NON)			557,900	563,188,892

				614,077,224
Conglomerates (1.5%)

Siemens AG (Germany)			1,436,914	150,924,462

				150,924,462
Consumer finance (0.5%)

Home Loan Servicing Solutions, Ltd. (Cayman Islands)			1,563,257	18,852,879

Ocwen Financial Corp.(NON)			4,992,125	30,551,805

				49,404,684
Consumer goods (0.6%)

Coty, Inc. Class A(NON)			2,820,900	53,653,518

				53,653,518
Consumer services (0.5%)

FabFurnish GmbH (acquired 8/2/13, cost $351) (Private) (Brazil)(F)(RES)(NON)			264	224

Global Fashion Holding SA (acquired 8/2/13, cost $17,399,601) (Private) (Brazil)(F)(RES)(NON)			410,732	9,641,717

New Bigfoot Other Assets GmbH (acquired 8/2/13, cost $351) (Private) (Brazil)(F)(RES)(NON)			264	224

New Middle East Other Assets GmbH (acquired 8/2/13, cost $136) (Private) (Brazil)(F)(RES)(NON)			102	86

Zalando SE (acquired 9/30/13, cost $43,002,986) (Private) (Germany)(F)(RES)(NON)			1,793,330	43,771,586

				53,413,837
Electronics (6.6%)

Agilent Technologies, Inc.			3,031,764	114,509,726

L-3 Communications Holdings, Inc.			1,689,700	208,035,864

Micron Technology, Inc.(NON)			11,785,800	344,911,437

				667,457,027
Financial (0.7%)

Leucadia National Corp.			3,209,698	72,763,854

				72,763,854
Investment banking/Brokerage (0.2%)

Altisource Portfolio Solutions SA(NON)			961,300	19,495,164

				19,495,164
Lodging/Tourism (0.1%)

Melco Crown Entertainment, Ltd. ADR (Hong Kong)			359,400	8,625,600

				8,625,600
Medical technology (—%)

STAAR Surgical Co.(NON)			754,469	4,526,814

				4,526,814
Metals (1.5%)

Assa Abloy AB Class B (Sweden)			2,682,037	146,358,125

				146,358,125
Oil and gas (1.3%)

Cabot Oil & Gas Corp.			995,400	26,378,100

Gulfport Energy Corp.(NON)			2,335,002	89,874,227

Stone Energy Corp.(NON)			1,247,700	17,567,616

				133,819,943
Pharmaceuticals (7.3%)

Jazz Pharmaceuticals PLC(NON)(AFF)			4,394,299	744,130,593

				744,130,593
Power producers (—%)

Mach Gen, LLC(NON)			51,616	2,529,184

				2,529,184
Real estate (0.9%)

Altisource Residential Corp.(R)(AFF)			5,234,657	94,276,173

				94,276,173
Software (0.8%)

Microsoft Corp.			1,956,700	79,050,680

				79,050,680
Technology services (2.6%)

Global Eagle Entertainment, Inc.(NON)(S)(AFF)			4,297,040	66,152,931

Google, Inc. Class C(NON)			372,122	198,906,651

				265,059,582
Telecommunications (3.9%)

EchoStar Corp. Class A(NON)			7,567,919	394,818,334

				394,818,334
Tobacco (0.6%)

Japan Tobacco, Inc. (Japan)			2,279,400	61,931,635

				61,931,635

Total common stocks (cost $5,807,017,922)				$6,897,675,503

CORPORATE BONDS AND NOTES (2.1%)(a)
			Principal amount	Value

Banking (0.3%)

Banco do Brasil SA/Cayman 144A jr. unsec. sub. FRN notes 9s, perpetual maturity (Brazil)			$5,000,000	$4,348,500

Barclays PLC jr. unsec. sub. FRB bonds 6 5/8s, perpetual maturity (United Kingdom)			5,000,000	4,825,000

Credit Suisse Group AG 144A jr. unsec. sub. FRN notes 7 1/2s, perpetual maturity (Switzerland)			8,860,000	9,303,000

Lloyds Banking Group PLC jr. unsec. sub. FRB bonds 7 1/2s, perpetual maturity (United Kingdom)			9,703,000	9,921,318

Societe Generale SA 144A jr. unsec. sub. FRB bonds 7 7/8s, perpetual maturity (France)			5,000,000	4,925,000

				33,322,818
Broadcasting (0.1%)

iHeartCommunications, Inc. company guaranty sr. notes 9s, 2019			10,835,000	10,564,125

Sirius XM Radio, Inc. 144A company guaranty sr. unsec. notes 6s, 2024			2,500,000	2,556,250

				13,120,375
Cable television (0.2%)

CCOH Safari, LLC company guaranty sr. unsec. bonds 5 3/4s, 2024			1,500,000	1,520,625

Numericable Group SA 144A sr. bonds 6 1/4s, 2024 (France)			8,425,000	8,698,813

Numericable Group SA 144A sr. notes 6s, 2022 (France)			7,925,000	8,083,500

				18,302,938
Chemicals (—%)

WR Grace & Co.- Conn. 144A company guaranty sr. unsec. notes 5 5/8s, 2024			2,415,000	2,590,088

				2,590,088
Commercial and consumer services (0.1%)

Harbinger Group, Inc. sr. unsec. unsub. notes 7 3/4s, 2022			15,000,000	15,093,750

				15,093,750
Communications equipment (0.1%)

Avaya, Inc. 144A company guaranty sr. notes 7s, 2019			5,000,000	4,856,250

				4,856,250
Consumer finance (0.1%)

OneMain Financial Holdings, Inc. 144A company guaranty sr. unsec. notes 6 3/4s, 2019			4,750,000	4,916,250

OneMain Financial Holdings, Inc. 144A company guaranty sr. unsec. unsub. notes 7 1/4s, 2021			5,625,000	5,821,875

				10,738,125
Financial (0.2%)

CNG Holdings, Inc./OH 144A sr. notes 9 3/8s, 2020			10,000,000	5,775,000

DFC Finance Corp. 144A company guaranty sr. notes 10 1/2s, 2020			19,301,000	14,282,740

				20,057,740
Gaming and lottery (0.3%)

Scientific Games Corp. company guaranty sr. unsec. sub. notes 8 1/8s, 2018			5,195,000	4,363,800

Scientific Games International, Inc. company guaranty sr. unsec. sub. notes 6 1/4s, 2020			5,000,000	3,500,000

Scientific Games International, Inc. 144A company guaranty sr. notes 7s, 2022			8,335,000	8,428,769

Scientific Games International, Inc. 144A company guaranty sr. unsec. notes 10s, 2022			14,500,000	13,303,750

				29,596,319
Insurance (0.1%)

Hub Holdings, LLC/Hub Holdings Finance, Inc. 144A sr. unsec. notes 8 1/8s, 2019(PIK)			7,100,000	6,958,000

				6,958,000
Oil and gas (0.1%)

Stone Energy Corp. company guaranty sr. unsec. unsub. notes 7 1/2s, 2022			5,500,000	4,785,000

				4,785,000
Power producers (—%)

Dynegy Holdings, LLC escrow bonds 7 3/4s, 2019			1,300,000	1,625

				1,625
Staffing (—%)

Ceridian HCM Holding, Inc. 144A sr. unsec. notes 11s, 2021			2,605,000	2,800,375

				2,800,375
Telecommunications (0.5%)

Altice Financing SA 144A company guaranty sr. notes 6 5/8s, 2023 (Luxembourg)			3,695,000	3,805,850

Altice Finco SA 144A company guaranty sr. unsec. unsub. notes 7 5/8s, 2025 (Luxembourg)			1,905,000	1,928,813

Altice SA 144A company guaranty sr. notes 7 3/4s, 2022 (Luxembourg)			15,855,000	16,370,288

Altice SA 144A company guaranty sr. unsec. notes 7 5/8s, 2025 (Luxembourg)			2,395,000	2,445,894

HC2 Holdings, Inc. 144A company guaranty sr. notes 11s, 2019			15,000,000	14,925,000

Intelsat Luxembourg SA company guaranty sr. unsec. bonds 7 3/4s, 2021 (Luxembourg)			9,321,000	9,239,441

NII International Telecom SCA 144A company guaranty sr. unsec. notes 7 7/8s, 2019 (Luxembourg) (In default)(NON)			4,405,000	3,898,425

				52,613,711

Total corporate bonds and notes (cost $224,529,859)				$214,837,114

CONVERTIBLE PREFERRED STOCKS (0.4%)(a)
			Shares	Value

Altisource Asset Management Corp. zero % cv. pfd. (Virgin Islands)(F)(NON)			31,800	$18,769,950

American Tower Corp. Ser. A, $5.25 cv. pfd.(R)			82,375	8,937,688

Exelon Corp. $3.25 cv. pfd.			179,780	9,451,035

Fiat Chrysler Automobiles NV Ser. FCAU, $7.875 cv. pfd. (United Kingdom)(NON)			70,000	8,212,400

Total convertible preferred stocks (cost $56,356,486)				$45,371,073

PREFERRED STOCKS (0.4%)(a)
			Shares	Value

Ally Financial, Inc. 144A 7.00% cum. pfd.			8,000	$8,000,250

LightSquared LP Ser. A, 9.75% pfd. (acquired 4/10/13, cost $27,890,558) (In default)(F)(RES)(NON)			25,253	27,600,032

Total preferred stocks (cost $35,694,308)				$35,600,282

SENIOR LOANS (0.2%)(a)(c)
			Principal amount	Value

Asurion, LLC bank term loan FRN 8 1/2s, 2021			$7,455,000	$7,377,341

Caesars Entertainment Operating Co., Inc. bank term loan FRN Ser. B6, 7.005s, 2017			4,737,077	4,237,315

iHeartCommunications, Inc. bank term loan FRN Ser. D, 6.919s, 2019			4,000,000	3,724,168

Shelf Drilling Holdings, Ltd. bank term loan FRN 10s, 2018(PIK)			2,065,000	1,486,800

Transfirst, Inc. bank term loan FRN 9s, 2022			4,000,000	3,933,332

Total senior loans (cost $21,840,445)				$20,758,956

U.S. TREASURY OBLIGATIONS (0.1%)(a)
			Principal amount	Value

U.S. Treasury Inflation Protected Securities 2.125%, February 15, 2041(i)			$327,995	$462,894

U.S. Treasury Notes
2.250%, April 30, 2021(i)			2,833,000	2,989,900
0.750%, February 28, 2018(i)			2,141,000	2,142,915
0.375%, June 30, 2015(i)			996,000	997,544

Total U.S. treasury obligations (cost $6,593,253)				$6,593,253

CONVERTIBLE BONDS AND NOTES (0.1%)(a)
			Principal amount	Value

Stone Energy Corp. cv. company guaranty sr. unsec. notes 1 3/4s, 2017			$6,000,000	$5,182,500

Total convertible bonds and notes (cost $5,206,634)				$5,182,500

WARRANTS (—%)(a)(NON)
	Expiration date	Strike Price	Warrants	Value

Global Eagle Entertainment, Inc.(AFF)	1/31/18	$11.50	859,187	$4,931,733

Total warrants (cost $1,168,800)				$4,931,733

SHORT-TERM INVESTMENTS (29.2%)(a)
			Principal amount/shares	Value

Federal Farm Credit Banks Funding Corporation unsec. discount notes with a yield of 0.06%, February 9, 2015			$50,000,000	$49,999,333

Federal Farm Credit Banks Funding Corporation unsec. discount notes with an effective yield of 0.10%, May 13, 2015			25,000,000	24,995,975

Federal Farm Credit Banks Funding Corporation unsec. discount notes with an effective yield of 0.06%, February 6, 2015			100,000,000	99,999,167

Federal Home Loan Banks unsec. discount notes with a yield of 0.14%, June 3, 2015			20,000,000	19,995,300

Federal Home Loan Banks unsec. discount notes with a yield of 0.13%, May 27, 2015			16,000,000	15,997,056

Federal Home Loan Banks unsec. discount notes with a yield of 0.13%, May 29, 2015			50,000,000	49,990,650

Federal Home Loan Banks unsec. discount notes with a yield of 0.10%, May 1, 2015			35,000,000	34,995,030

Federal Home Loan Banks unsec. discount notes with a yield of 0.06%, February 9, 2015			95,000,000	94,998,733

Federal Home Loan Banks unsec. discount notes with an effective yield of 0.14%, June 10, 2015			25,000,000	24,993,775

Federal Home Loan Banks unsec. discount notes with a yield of 0.12%, May 20, 2015			50,000,000	49,991,400

Federal Home Loan Banks unsec. discount notes with a yield of 0.16%, March 6, 2015			93,115,000	93,106,498

Federal Home Loan Banks unsec. discount notes with an effective yield of 0.09%, April 17, 2015			7,000,000	6,999,398

Federal Home Loan Banks unsec. discount notes with an effective yield of 0.09%, April 10, 2015			30,000,000	29,997,660

Federal Home Loan Banks unsec. discount notes with an effective yield of 0.09%, February 27, 2015			50,000,000	49,996,569

Federal Home Loan Banks unsec. discount notes with an effective yield of 0.09%, February 11, 2015			35,000,000	34,999,125

Federal Home Loan Banks unsec. discount notes with an effective yield of 0.09%, April 22, 2015			35,000,000	34,996,780

Federal Home Loan Banks unsec. discount notes with an effective yield of 0.08%, February 13, 2015			28,084,000	28,083,204

Federal Home Loan Banks unsec. discount notes with an effective yield of 0.08%, February 6, 2015			72,410,000	72,409,180

Federal Home Loan Banks unsec. discount notes with an effective yield of 0.06%, February 5, 2015			90,000,000	89,999,400

Federal Home Loan Banks unsec. discount notes with an effective yield of 0.05%, March 10, 2015			35,000,000	34,998,022

Federal Home Loan Banks unsec. discount notes with effective yields ranging from 0.07% to 0.09%, April 1, 2015			45,600,000	45,596,808

Federal Home Loan Mortgage Corporation unsec. discount notes with a yield of 0.13%, June 8, 2015			65,000,000	64,984,075

Federal Home Loan Mortgage Corporation unsec. discount notes with a yield of 0.10%, May 8, 2015			50,000,000	49,992,350

Federal Home Loan Mortgage Corporation unsec. discount notes with a yield of 0.10%, March 16, 2015			87,116,000	87,105,594

Federal Home Loan Mortgage Corporation unsec. discount notes with a yield of 0.09%, April 27, 2015			22,426,000	22,423,802

Federal Home Loan Mortgage Corporation unsec. discount notes with a yield of 0.08%, April 10, 2015			20,600,000	20,598,393

Federal Home Loan Mortgage Corporation unsec. discount notes with a yield of 0.09%, March 5, 2015			50,000,000	49,996,222

Federal Home Loan Mortgage Corporation unsec. discount notes with a yield of 0.08%, April 20, 2015			45,000,000	44,995,950

Federal Home Loan Mortgage Corporation unsec. discount notes with a yield of 0.06%, February 11, 2015			4,000,000	3,999,917

Federal Home Loan Mortgage Corporation unsec. discount notes with an effective yield of 0.10%, May 26, 2015			25,000,000	24,995,450

Federal Home Loan Mortgage Corporation unsec. discount notes with an effective yield of 0.09%, April 28, 2015			50,000,000	49,995,050

Federal Home Loan Mortgage Corporation unsec. discount notes with an effective yield of 0.09%, April 23, 2015			75,000,000	74,993,025

Federal Home Loan Mortgage Corporation unsec. discount notes with an effective yield of 0.09%, April 2, 2015			9,000,000	8,999,379

Federal Home Loan Mortgage Corporation unsec. discount notes with an effective yield of 0.08%, February 24, 2015			5,240,000	5,239,715

Federal Home Loan Mortgage Corporation unsec. discount notes with a yield of 0.15%, February 17, 2015			16,431,000	16,430,416

Federal Home Loan Mortgage Corporation unsec. discount notes with a yield of 0.17%, April 9, 2015			3,700,000	3,699,715

Federal Home Loan Mortgage Corporation unsec. discount notes with an effective yield of 0.06%, April 6, 2015			4,600,000	4,599,660

Federal Home Loan Mortgage Corporation unsec. discount notes with an effective yield of 0.06%, February 9, 2015			13,750,000	13,749,817

Federal National Mortgage Association unsec. discount notes with a yield of 0.17%, April 2, 2015			25,000,000	24,998,275

Federal National Mortgage Association unsec. discount notes with a yield of 0.16%, April 1, 2015			16,000,000	15,998,912

Federal National Mortgage Association unsec. discount notes with a yield of 0.09%, May 1, 2015			52,764,000	52,756,508

Federal National Mortgage Association unsec. discount notes with a yield of 0.09%, April 29, 2015			50,000,000	49,995,000

Federal National Mortgage Association unsec. discount notes with a yield of 0.09%, March 11, 2015			108,500,000	108,489,878

Federal National Mortgage Association unsec. discount notes with a yield of 0.09%, February 18, 2015			19,375,000	19,374,186

Federal National Mortgage Association unsec. discount notes with an effective yield of 0.11%, May 27, 2015			25,000,000	24,995,400

Federal National Mortgage Association unsec. discount notes with a yield of 0.09%, April 22, 2015			9,200,000	9,199,154

Federal National Mortgage Association unsec. discount notes with a yield of 0.17%, April 27, 2015			5,700,000	5,699,441

Federal National Mortgage Association unsec. discount notes with an effective yield of 0.07%, April 16, 2015			6,240,000	6,239,470

Federal National Mortgage Association unsec. discount notes with an effective yield of 0.06%, April 6, 2015			2,400,000	2,399,822

Federal National Mortgage Association unsec. discount notes with effective yields ranging from 0.09% to 0.10%, May 6, 2015			33,679,000	33,673,948

Interest in $150,000,000 joint tri-party repurchase agreement dated 1/30/15 with Barclays Capital, Inc. due 2/2/15 - maturity value of $75,000,250 for an effective yield of 0.040% (collateralized by various U.S. Treasury notes and bonds with coupon rates ranging from 1.250% to 2.500% and due dates ranging from 7/15/20 to 2/15/41, valued at $153,000,001)			75,000,000	75,000,000

Interest in $378,317,000 joint tri-party repurchase agreement dated 1/30/15 with Merrill Lynch, Pierce, Fenner and Smith, Inc. due 2/2/15 - maturity value of $104,837,524 for an effective yield of 0.060% (collateralized by various mortgage backed securities with coupon rates ranging from 3.500% to 4.000% and due dates ranging from 11/1/33 to 1/1/45, valued at $385,883,340)			104,837,000	104,837,000

Interest in $400,000,000 joint tri-party repurchase agreement dated 1/30/15 with Citigroup Global Markets, Inc. due 2/2/15 - maturity value of $126,500,738 for an effective yield of 0.070% (collateralized by various mortgage backed securities and various U.S. Treasury notes with coupon rates ranging from 1.313% to 5.766% and due dates ranging from 4/30/19 to 7/1/46, valued at $408,000,072)			126,500,000	126,500,000

Interest in $50,000,000 joint tri-party repurchase agreement dated 1/30/15 with JPMorgan Securities, Inc. due 2/2/15 - maturity value of $25,000,125 for an effective yield of 0.060% (collateralized by various U.S. Treasury notes and bonds with coupon rates ranging from 0.625% to 3.500% and due dates ranging from 11/30/17 to 2/15/39, valued at $51,001,600)			25,000,000	25,000,000

Putnam Cash Collateral Pool, LLC 0.19%(d)		Shares	10,884,640	10,884,640

Putnam Money Market Liquidity Fund 0.07%(AFF)		Shares	189,230,352	189,230,352

Putnam Short Term Investment Fund 0.10%(AFF)		Shares	376,182,751	376,182,751

SSgA Prime Money Market Fund Class N 0.01%(P)		Shares	18,080,000	18,080,000

U.S. Treasury Bills with an effective yield of 0.09%, June 11, 2015(SEG)(SEGSH)			$58,500,000	58,496,315

U.S. Treasury Bills with an effective yield of 0.08%, June 4, 2015(SEG)(SEGSH)			100,000,000	99,992,400

Total short-term investments (cost $2,971,804,280)				$2,971,961,045

TOTAL INVESTMENTS

Total investments (cost $9,130,211,987)(b)				$10,202,911,459

FORWARD CURRENCY CONTRACTS at 1/31/15 (aggregate face value $459,467,864) (Unaudited)

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Barclays Bank PLC
	Japanese Yen	Sell	2/13/15	$180,785,854	$186,705,323	$5,919,469
Citibank, N.A.
	Euro	Sell	3/18/15	88,329,065	97,677,063	9,347,998
Credit Suisse International
	Euro	Sell	3/18/15	1,029,478	1,138,525	109,047
	Japanese Yen	Sell	2/13/15	73,851,418	76,247,605	2,396,187
JPMorgan Chase Bank N.A.
	Euro	Sell	3/18/15	88,328,725	97,699,348	9,370,623

Total						$27,143,324

FUTURES CONTRACTS OUTSTANDING at 1/31/15 (Unaudited)

				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

U.S. Treasury Note 10 yr (Short)	30	$3,926,250	Mar-15	$(146,307)

Total				$(146,307)

Securities sold short at 1/31/15 (Unaudited)

COMMON STOCKS (0.4%)(a)	Shares	Value

Machinery (0.4%)
Caterpillar, Inc.	504,500	$40,344,865

Total securities sold short (proceeds receivable $49,977,477)		$40,344,865

Key to holding's abbreviations
ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period
FRN	Floating Rate Notes: the rate shown is the current interest rate at the close of the reporting period

	Notes to the fund's portfolio
	Unless noted otherwise, the notes to the fund's portfolio are for the close of the fund's reporting period, which ran from May 1, 2014 through January 31, 2015 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund's manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter.
(a)	Percentages indicated are based on net assets of $10,164,550,929.
(b)	The aggregate identified cost on a tax basis is $9,131,802,132, resulting in gross unrealized appreciation and depreciation of $1,571,886,910 and $500,777,583, respectively, or net unrealized appreciation of $1,071,109,327.
(NON)	This security is non-income-producing.
(RES)	This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $98,236,453, or 1.0% of net assets.
(PIK)	Income may be received in cash or additional securities at the discretion of the issuer.
(AFF)	Affiliated company. For investments in Putnam Money Market Liquidity Fund and Putnam Short Term Investment Fund, the rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period. Transactions during the period with any company which is under common ownership or control, or involving securities of companies in which the fund owned at least 5% of the outstanding voting securities, were as follows:
	Name of affiliate	Fair value at the beginning of the reporting period	Purchase cost	Sale proceeds	Investment income	Fair value at the end of the reporting period

	Putnam Money Market Liquidity Fund*	$87,416,961	$509,006,116	$407,192,725	$78,536	$189,230,352
	Putnam Short Term Investment Fund*	242,460,432	758,567,375	624,845,056	178,628	376,182,751
	Altisource Residential Corp.	138,574,038	6,869,465	—	7,807,014	94,276,173
	Cubist Pharmaceuticals, Inc.†	266,050,888	56,928,288	114,474,512	—	—
	Global Eagle Entertainment, Inc.#	47,396,351	—	—	—	66,152,931
	Global Eagle Entertainment, Inc. Warrants	2,663,480	—	—	—	4,931,733
	Jazz Pharmaceuticals PLC	502,426,821	92,548,288	—	—	744,130,593
	Select Comfort Corp.†	64,128,398	—	22,981,966	—	—
	Totals	$1,351,117,369	$1,423,919,532	$1,169,494,259	$8,064,178	$1,474,904,533
	* Management fees charged to Putnam Money Market Liquidity Fund and Putnam Short Term Investment Fund have been waived by Putnam Management.
	# In connection with the purchase of shares of this issuer by another fund managed by Putnam Management on October 21, 2013, Putnam Management, on behalf of the fund, other funds managed by Putnam Management and certain other affiliated entities and individuals (the “Other Putnam Investors”), entered into a Voting Rights Waiver Agreement with the issuer. Pursuant to the Agreement, the fund and the Other Putnam Investors have agreed to waive on a pro rata basis all voting rights in respect of any voting securities issued by the issuer that exceed, in the aggregate, 4.99% of the total voting rights exercisable by the issuer’s outstanding voting securities.
	† Security was only in affiliation for a portion of the reporting period.
(SEG)	This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period.
(SEGSH)	This security, in part or in entirety, was segregated for securities sold short at the close of the reporting period.
(c)	Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown. Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities.
	Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.
(d)	Affiliated company. The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral.
	The fund received cash collateral of $10,884,640, which is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. The rate quoted in the security description is the annualized 7-day yield at the close of the reporting period. At the close of the reporting period, the value of securities loaned amounted to $10,506,554.
(F)	This security is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities' valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio.
(i)	This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts.
(P)	This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
(R)	Real Estate Investment Trust.
(S)	This security is on loan, in part or in entirety, at the close of the reporting period.
(UR)	At the reporting period end, 761,000 shares owned by the fund were not formally entered on the company's shareholder register, due to local restrictions on foreign ownership. While the fund has full title to these unregistered shares, these shares do not carry voting rights.
	At the close of the reporting period, the fund maintained liquid assets totaling $44,271,887 to cover certain derivative contracts, securities sold short and the settlement of certain securities.
	Debt obligations are considered secured unless otherwise indicated.
	144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
	The dates shown on debt obligations are the original maturity dates.
	Security valuation: Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and has delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.
	Investments (including securities sold short, if any) for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under ASC 820. If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price (ask price for securities sold short, if any) and is generally categorized as a Level 2 security.
	Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.
	Market quotations are not considered to be readily available for certain debt obligations and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value, and are classified as Level 2 securities.
	Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.
	To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security's fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.
	To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.
	Repurchase agreements: The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the fair value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.
	Futures contracts: The fund used futures contracts to hedge interest rate risk.
	The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
	Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin”.
	For the fund's average number of futures contracts, see the appropriate table at the end of these footnotes.
	Forward currency contracts: The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts were used to hedge foreign exchange risk.
	The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position.
	For the fund's average contract amount on forward currency contracts, see the appropriate table at the end of these footnotes.
	Master agreements: The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio. Collateral posted to the fund which cannot be sold or repledged totaled $2,769,646 at the close of the reporting period.
	Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.
	Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.
	At the close of the reporting period, the fund did not have a net liability position on open derivative contracts subject to the Master Agreements.
	Short sales of securities: The fund may engage in short sales of securities to realize appreciation when a security that the fund does not own declines in value. A short sale is a transaction in which the fund sells a security it does not own to a third party by borrowing the security in anticipation of purchasing the same security at the market price on a later date to close out the borrow and thus the short position. The price the fund pays at the later date may be more or less than the price at which the fund sold the security. If the price of the security sold short increases between the short sale and when the fund closes out the short sale, the fund will incur a loss, which is theoretically unlimited. The fund will realize a gain, which is limited to the price at which the fund sold the security short, if the security declines in value between those dates. Dividends on securities sold short are recorded as dividend expense.
	While the short position is open, the fund will post cash or liquid assets at least equal in value to the fair value of the securities sold short. The fund will also post collateral representing an additional 2%-5% of the fair value of the securities sold short. This additional collateral will be in the form of a loan from the custodian. All collateral is marked to market daily. The fund may also be required to pledge on the books of the fund additional assets for the benefit of the security and cash lender.
	At the close of the reporting period, the value of the securities sold short amounted to $40,344,865 and the fund posted collateral of $20,172,499. Collateral may include amounts related to unsettled trades.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:
Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.
Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:
		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Basic materials	$80,339,878	$146,358,125	$—
Capital goods	608,242,962	—	—
Communication services	2,116,721,396	—	—
Conglomerates	—	150,924,462	—
Consumer cyclicals	622,702,824	—	—
Consumer staples	53,653,518	61,931,635	53,413,837
Energy	133,819,943	—	—
Financials	423,176,475	—	17,222,584
Health care	769,084,041	—	—
Technology	1,011,567,289	—	—
Transportation	462,879,713	183,107,637	—
Utilities and power	—	2,529,184	—
Total common stocks	6,282,188,039	544,851,043	70,636,421
Convertible bonds and notes	—	5,182,500	—
Convertible preferred stocks	—	45,371,073	—
Corporate bonds and notes	—	214,837,114	—
Preferred stocks	—	8,000,250	27,600,032
Senior loans	—	20,758,956	—
U.S. treasury obligations	—	6,593,253	—
Warrants	4,931,733	—	—
Short-term investments	583,493,103	2,388,467,942	—

Totals by level	$6,870,612,875	$3,234,062,131	$98,236,453

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$27,143,324	$—
Futures contracts	(146,307)	—	—
Securities sold short	(40,344,865)	—	—

Totals by level	$(40,491,172)	$27,143,324	$—

* Common stock classifications are presented at the sector level, which may differ from the fund's portfolio presentation.
During the reporting period, transfers within the fair value hierarchy, if any, (other than certain transfers involving non-U.S. equity securities as described in the Security valuation note above) did not represent, in the aggregate, more than 1% of the fund's net assets measured as of the end of the period.
At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund's net assets and were not considered a significant portion of the fund's portfolio.
Fair Value of Derivative Instruments as of the close of the reporting period
	Asset derivatives	Liability derivatives

Derivatives not accounted for as hedging instruments under ASC 815	Fair value	Fair value
Foreign exchange contracts	$27,143,324	$—
Equity contracts	4,931,733	—
Interest rate contracts	—	146,307

Total	$32,075,057	$146,307

The volume of activity for the reporting period for any derivative type that was held at the close of the period is listed below and was as follows based on an average of the holdings of that derivative at the end of each fiscal quarter in the reporting period:
Futures contracts (number of contracts)		30
Forward currency contracts (contract amount)		$620,000,000
Warrants (number of warrants)		860,000

	The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions, if applicable, see note "(d)" above, and for borrowing transactions associated with securities sold short, if applicable, see the "Short sales of securities" note above.

		Barclays Bank PLC	Barclays Capital, Inc.	Citibank, N.A.	Citigroup Global Markets, Inc.	Credit Suisse International	JPMorgan Chase Bank N.A.	JPMorgan Securities, Inc.	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Total

	Assets:
	Futures contracts§	$–	$–	$–	$–	$–	$–	$–	$2,875,983	$2,875,983
	Forward currency contracts#	5,919,469	–	9,347,998	–	2,505,234	9,370,623	–	–	27,143,324
	Repurchase agreements	–	75,000,000	–	126,500,000	–	–	25,000,000	104,837,000	331,337,000

	Total Assets	$5,919,469	$75,000,000	$9,347,998	$126,500,000	$2,505,234	$9,370,623	$25,000,000	$107,712,983	$361,356,307

	Liabilities:
	Futures contracts§	$–	$–	$–	$–	$–	$–	$–	$20,146	$20,146
	Forward currency contracts#	–	–	–	–	–	–	–	–	–

	Total Liabilities	$–	$–	$–	$–	$–	$–	$–	$20,146	$20,146

	Total Financial and Derivative Net Assets	$5,919,469	$75,000,000	$9,347,998	$126,500,000	$2,505,234	$9,370,623	$25,000,000	$107,692,837	$361,336,161
	Total collateral received (pledged)##†	$5,919,469	$75,000,000	$9,030,000	$126,500,000	$2,505,234	$9,050,000	$25,000,000	$104,837,000
	Net amount	$–	$–	$317,998	$–	$–	$320,623	$–	$2,855,837

†	Additional collateral may be required from certain brokers based on individual agreements.

#	Covered by master netting agreement.

##	Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§	Includes current day's variation margin only, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts is represented in the tables listed after the fund's portfolio.

	For additional information regarding the fund please see the fund's most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission's Web site, www.sec.gov, or visit Putnam's Individual Investor Web site at www.putnaminvestments.com

Item 2. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 3. Exhibits:

Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer Date: March 31, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer Date: March 31, 2015

By (Signature and Title):

/s/ Steven D. Krichmar Steven D. Krichmar Principal Financial Officer Date: March 31, 2015